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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2010

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

            Nevada                   0-15482                     86-1006416
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
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                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 - Other Events

     There have been no material changes in the Company or its affairs since its filing of its annual report on Form 10-K for the year ended August 31, 2009, filed on March 17, 2010.

     On March 22, 2010, it's the Company's Board of Directors authorized the Company to split it's outstanding units into the securities comprising such units. Each unit presently consists of: three shares of common stock; and one share of Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock is convertible into two shares of common stock at a conversion price of $.10 per common share. An aggregate of 591,724 shares of common stock are issuable upon conversion of the shares of Series A Convertible Preferred Stock underlying the units. The Company will receive net proceeds of approximately $59,000 assuming all of the shares of Series A Convertible Preferred Stock are converted into shares of common stock.

     Each holder's right to split the units into the underlying securities is contingent upon the conversion of the underlying shares of Series A Convertible Preferred Stock into common stock on or prior to April 30, 2010.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 24, 2010                     ONCOLOGIX TECH, INC.


                                          By:  /s/  Anthony Silverman
                                             ----------------------------------
                                                    Anthony Silverman,
                                                    Chief Executive Officer and
                                                    President

                                          By:  /s/  Michael A. Kramarz
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                                                    Michael A. Kramarz,
                                                    Chief Financial Officer